SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITES EXCHANGE ACT of 1934

July 22, 2003________________________________________________
(Date of Report - date of earliest event reported)

First Albany Companies Inc._____________________________________
(Exact name of registrant as specified in its charter)

New York__________________0-14140__________22-2655804______
(State of Other Jurisdiction of Incorporation)          (Commission File Number)                  IRS Employer Identification No.)

30 South Pearl Street, Albany, New York 12207______________________
(Address of Principal Executive Offices)                                                       (Zip Code)

(518) 447-8500_______________________________________________
(Registrant's telephone number, including area code)

____________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 9.   Regulation FD Disclosure

     On July 22, 2003, First Albany Companies Inc. announced its financial results for the quarter ended June 30, 2003. The press release announcing financial results for the quarter ended June 30, 2003 is filed herewith as Exhibit 99.

     This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                First Albany Companies Inc.

Dated: 07/23/2003                               /s/ STEVEN R. JENKINS

                                                               Steven R. Jenkins
                                                               Chief Financial Officer